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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       E.I. du Pont de Nemours & Company
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               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                            FIRST CHICAGO TRUST CO.
                           1998 VOTE-BY-PHONE SCRIPT

Thank you for calling First Chicago's proxy voting service. If you have a United States social security number, press 1. If you do not have a United States social security number, press 2.

     > 1 (Go to (1.1))                        > 2 (Go to (1.2))

     (1.1) Using your touch tone phone, please enter the last four digits of your social security number.

     > xxxx

     (1.2) Please have your proxy card available before voting. Enter the voter control number in the box including the pound sign as it appears below the perforation on your proxy card.

          > xxx#xxxx#xxxxxx#

          (If the first part of the control number that identifies the company you are voting is entered wrong, viz., xxx#xxxx#xxxxxx#)

          Is not a valid number. (Go to (1.2))

          (If good control number is entered)

          The company you are voting is DUPONT. If this is correct, press 1 now. If not, press 9.

          > 1

          One moment please.

          Your phone vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to your instructions at the meeting of shareholders. One moment please. (Go to (1.3))

          (If the second and/or third part of the control number is entered wrong, viz., xxx#xxxx#xxxxxx#)

          I am unable to process this request at this time. (Go to (1.2))

     (If incorrect social security number is entered)

     Our records show that you have a social security number. (Go to (1.1))

          > 9 (Go to (1.2))



          (1.3) If you would like to attend the annual meeting, please press 1 now.

               >1

               Noted. Attending!

               >Nothing entered.  (Go to (1.4))

          (1.4) If you would like us to discontinue mailing an annual report to this account, press 1.

               >1

               Noted.  Discontinue!

               >Nothing entered.  (Go to (1.5))

          (1.5) To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote one proposal at a time, press 2.

               >1

               You have voted with the recommendations of the board of directors on all of the proposals. (Go to 1.8)

               >2

               Directors, Proposal #1

               To vote for, please press 1. To withhold from all directors, please press 2. To withhold from individual directors, please press 3.

                    1> (Go to next the proposal)

                    2> (Go to next the proposal)

                    3> (Go to (1.6))

          (1.6) Using the proxy card, please press the corresponding number followed by the number sign for each director from whom you wish to withhold your vote. When completed, press the number sign.


                         >Invalid number entered.

                         "xx is not a valid number for any of the directors listed on your proxy card." (Go to (1.6))

                         > 1# 3# 5## (Go to next the proposal)

                    Auditors, Proposal #2

                    To vote For, please press 1.  To vote Against, please press
                    2.  To Abstain, please press 3.

                         >1 (Go to next the proposal)

                         >2 (Go to next the proposal)

                         >3 (Go to next the proposal)

                    Proposal #3

                    To vote For, please press 1.  To vote Against, please press
                    2.  To Abstain, please press 3.

                         >1 (Go to next the proposal)

                         >2 (Go to next the proposal)

                         >3 (Go to next the proposal)

                    Proposal #4

                    To vote For, please press 1.  To vote Against, please press
                    2.  To Abstain, please press 3.

                         >1 (Go to next the proposal)
                         >2 (Go to next the proposal)

                         >3 (Go to next the proposal)

                    Proposal #5

                    To vote For, please press 1.  To vote Against, please press
                    2.  To Abstain, please press 3.

                         >1 (Go to next the proposal)

                         >2 (Go to next the proposal)

                         >3 (Go to next the proposal)

                    Proposal #6

                    To vote For, please press 1.  To vote Against, please press
                    2.  To Abstain, please press 3.

                         >1 (Go to next the proposal)

                         >2 (Go to next the proposal)

                         >3 (Go to next the proposal)

                    Proposal #7

                    To vote For, please press 1.  To vote Against, please press
                    2.  To Abstain, please press 3.

                         >1 (Go to next the proposal)

                         >2 (Go to next the proposal)

                         >3 (Go to next the proposal)

                    Proposal #8

                    To vote For, please press 1.  To vote Against, please press
                    2.  To Abstain, please press 3.

                         >1 (Go to next the proposal)

                         >2 (Go to next the proposal)

                         >3 (Go to next the proposal)

                    (1.7) I will now summarize your vote. Please confirm your vote at the end of this message.

                    On proposal 1, you withheld your vote from director. #1 #3 #5 ...
                    On proposal 2, you voted XXX.
                    On proposal 3, you voted XXX.
                    On proposal 4 ...
                    On proposal 5 ...
                    On proposal 6 ...
                    On proposal 7 ...
                    On proposal 8 ...

                    (1.8)  To confirm your vote, press 1.  To change it, press
     9.

                         > 1

                         One moment please.

                         Your vote has been successfully applied.  It is not
               necessary for you to mail your proxy card. If you wish to vote another proxy at this time, press 1. Otherwise, you may hang up now.


                         >1 (Go to (1.2))

                         >9 (Go to (1.5))


NOTE: If no action is taken the following script applies.

     > Nothing entered

     Information needs to be entered using a touch tone telephone within the time allowed. (Offer the script option that requires an action)

     > Again, nothing entered

     Information needs to be entered using a touch tone telephone within the time allowed. (Offer the script option that requires an action)
     The information entered continues to be invalid. I am unable to process your request at this time. Thank you for calling. (Hang up) (End of call)

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549


Subject:  E.I. du Pont de Nemours and Company
          Definitive Additional Proxy Materials
          File No. 1-815

The preceding electronic filing constitutes the filing of additional definitive proxy materials for 1998 through which shareholders may vote telephonically.

If you have any questions or need more information about the additional proxy materials filed today, please call me at 302 773-7145.

Thank you.


Very Truly Yours

Calissa W. Brown